UBS Series Trust – U.S. Allocation Portfolio

Supplement to the Statement of Additional information ("SAI") dated May 1, 2007

July 9, 2007

Dear Investor,

The purpose of this supplement is to update information regarding U.S. Allocation Portfolio (the "Fund"). The Board of Trustees of UBS Series Trust has determined to clarify the Fund's cover requirements with respect to investment strategies which use derivative instruments.

As a result of this change, the SAI dated May 1, 2007 is revised as follows:

The following will be added as the second paragraph of the sub-section entitled "Cover for strategies using derivative instruments" on page 20 of the SAI:

With respect to futures contracts, the fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," the fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

ZS307